EXHIBIT 99.2

ULTRA-PURE CHEMICAL BUSINESS OF OM GROUP, INC.

CONDENSED COMBINED BALANCE SHEETS

(In thousands)

	March 31,	December 31,
	2013	2012
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$6,339	$10,712
Accounts receivable—trade, net of allowances of $803 and $813 as of December 31, 2012 and 2011, respectively	14,323	14,492
Accounts receivable—related parties	6,522	6,149
Inventories, net	9,675	10,393
Current deferred tax assets	—	322
Prepaid expenses and other	2,379	2,125

TOTAL CURRENT ASSETS	39,238	44,193
PROPERTY, PLANT AND EQUIPMENT, net	22,467	22,408
OTHER ASSETS
Goodwill	14,595	14,957
Intangible assets, net	11,873	12,562

TOTAL OTHER ASSETS	26,468	27,519

TOTAL ASSETS	$88,173	$94,120

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable—trade	$8,792	$11,389
Accounts payable—related parties	4,532	4,237
Accrued compensation	3,158	3,797
Income taxes payable	326	477
Other current liabilities	1,154	1,260

TOTAL CURRENT LIABILITIES	17,962	21,160
NON-CURRENT LIABILITIES
Deferred tax liabilities	3,612	3,767
Other long-term liabilities	1,020	1,023

TOTAL NON-CURRENT LIABILITIES	4,632	4,790

TOTAL LIABILITIES	22,594	25,950
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY	65,579	68,170

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$88,173	$94,120

See notes to combined financial statements.

ULTRA-PURE CHEMICAL BUSINESS OF OM GROUP, INC.

CONDENSED COMBINED STATEMENTS OF INCOME

(In thousands)

	Three Months Ended March 31,
	2013	2012
	(Unaudited)
NET SALES	$22,516	$22,424
COST OF SALES	14,953	14,394

GROSS PROFIT	7,563	8,030
DISTRIBUTION EXPENSES	5,100	4,829
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	2,560	2,469

INCOME (LOSS) FROM OPERATIONS	(97)	732
OTHER INCOME (EXPENSE)
Interest income	—	1
Foreign currency transaction gain	127	88
Other, net	174	(28)

TOTAL OTHER INCOME (EXPENSE), net	301	61

INCOME BEFORE INCOME TAXES	204	793

PROVISION FOR INCOME TAXES	(119)	(118)

NET INCOME	$85	$675

See notes to combined financial statements.

ULTRA-PURE CHEMICAL BUSINESS OF OM GROUP, INC.

CONDENSED COMBINED STATEMENTS OF COMPREHENSIVE INCOME

(In thousands)

	Three Months Ended March 31,
	2013	2012
	(Unaudited)
NET INCOME	$85	$675
OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation gain (loss)	(2,177)	1,720

TOTAL OTHER COMPREHENSIVE INCOME (LOSS)	(2,177)	1,720

COMPREHENSIVE INCOME (LOSS)	$(2,092)	$2,395

See notes to combined financial statements.

ULTRA-PURE CHEMICAL BUSINESS OF OM GROUP, INC.

CONDENSED COMBINED STATEMENTS OF STOCKHOLDERS’ EQUITY

THREE MONTHS ENDED MARCH 31, 2013

(In thousands)

			Accumulated
	Additional		Other	Total
	Paid-In	Accumulated	Comprehensive	Stockholders’
	Capital	Deficit	Loss	Equity
Balance, January 1, 2013	$95,458	$(20,822)	$(6,466)	$68,170
Distributions	—	(499)	—	(499)
Net income	—	85	—	85
Other comprehensive income	—	—	(2,177)	(2,177)

Balance, March 31, 2013	$95,458	$(21,236)	$(8,643)	$65,579

See notes to combined financial statements.

ULTRA-PURE CHEMICAL BUSINESS OF OM GROUP, INC.

CONDENSED COMBINED STATEMENTS OF CASH FLOWS

(In thousands)

	Three Months Ended March 31,
	2013	2012
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$85	$675
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	1,328	1,075
Bad debt expense	10	138
Changes in operating assets and liabilities:
Accounts receivable—trade	(272)	(919)
Accounts receivable—related parties	(157)	1,095
Inventories	444	(533)
Accounts payable—trade	(2,115)	(1,649)
Prepaid expenses and other	(319)	(1,260)
Accrued compensation	(520)	(184)
Income taxes payable	(155)	(1,174)
Other liabilities	(47)	(136)

NET CASH USED IN OPERATING ACTIVITIES	(1,718)	(2,872)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, plant and equipment	(1,898)	(327)

NET CASH USED IN INVESTING ACTIVITIES	(1,898)	(327)
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions	(499)	—

NET CASH USED IN FINANCING ACTIVITIES	(499)	—

NET DECREASE IN CASH AND CASH EQUIVALENTS	(4,115)	(3,199)
CASH AND CASH EQUIVALENTS -
beginning of year	10,712	8,516
NET EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(259)	188

CASH AND CASH EQUIVALENTS -
end of year	$6,338	$5,505

SUPPLEMENTAL DISCLOSURES
Income taxes paid	$—	$240

See notes to combined financial statements.

ULTRA-PURE CHEMICAL BUSINESS OF OM GROUP, INC.

NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS

(In thousands)

NOTE A—NATURE OF OPERATIONS

The Ultra-Pure Chemical Business of OM Group, Inc. (“UPC” or the “Company”) was formerly a component of the Electronics Businesses of Rockwood Specialties Group, Inc. (“Rockwood”) that was sold to OM Group, Inc. (“OMG”) during December 2007. In May 2013, the Company was acquired by KMG Chemicals, Inc. (“KMG”).

The Company develops and manufactures a wide range of ultra-pure chemicals used in the manufacture of electronic and computer components such as semiconductors, silicon chips, wafers, and liquid crystal displays. These products include chemicals used to remove controlled portions of silicon and metal, cleaning solutions, photoresist strippers, which control the application of certain light-sensitive chemicals, edge bead removers, which aid in the uniform application of other chemicals and solvents.

The Company also develops and manufactures a broad range of chemicals used in the manufacture of photomasks and provides a range of analytical, logistical and development support services to the semiconductor industry. These include total chemicals management, primarily offered in Singapore, under which the Company manages the clients’ entire electronic process chemicals operations including providing logistics services, development of application-specific chemicals, analysis and control of customers’ chemical distribution systems and quality audit and control of all inbound chemicals, including third party products.

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: In the preparation of the accompanying unaudited combined interim financial statements certain information and disclosures normally included in comprehensive annual financial statements prepared in accordance with U.S. generally accepted accounting principles have been condensed or omitted. Management believes that the disclosures included in these combined interim financial statements are adequate to make the information presented not misleading. It is suggested that these financial statements be read in conjunction with the audited combined financial statements and notes thereto of the Ultra-Pure Chemical Business of OM Group, Inc. for the year ended December 31, 2012. In the opinion of management, all adjustments necessary to present fairly UPC’s financial position as of March 31, 2013, results of operations for the three months ended March 31, 2013 and 2012, and cash flows for the three months ended March 31, 2013 and 2012 have been included. Operating results for any interim period are not necessarily indicative of results that may be expected for the full year.

The combined financial statements herein may not necessarily reflect what the financial positions, results of operations or cash flows would have been if the Company had been a stand-alone company during the periods presented.

Use of Estimates: The preparation of financial statements and related disclosures in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenue and expenses during the period. Actual results could differ from those estimates.

ULTRA-PURE CHEMICAL BUSINESS OF OM GROUP, INC.

NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS

(In thousands)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash and Cash Equivalents: The Company considers all highly liquid investments with original maturities of three months or less when purchased to be cash equivalents. The Company maintains cash in certain bank accounts, which at times, exceed the federally insured limits. The Company monitors the financial condition of the banks and has experienced no losses associated with these accounts.

Cash flows from the Company’s international operations are calculated based upon their respective functional currency, and as a result, amounts related to changes in assets and liabilities reported in the combined statements of cash flows will not necessarily agree to changes in the corresponding balances on the combined balance sheets.

Accounts Receivable: The Company’s accounts receivable are primarily from electronic chemical customers worldwide. The Company extends credit based on an evaluation of the customer’s financial condition, generally without requiring collateral. Exposure to losses on receivables is dependent on each customer’s financial condition.

The Company records an allowance for doubtful accounts to reduce accounts receivable when the Company believes an account may not be collectable. A provision for bad debt expense is recorded to selling, general and administrative expenses. The amount of bad debt expense recorded each period and the resulting adequacy of the allowance at the end of each period are determined using a customer-by-customer analyses of accounts receivable balances each period and the Company’s assessment of future bad debt exposure. Historically, write offs of accounts receivable balances have been insignificant. The allowance was $803 and $813 as of March 31, 2013 and December 31, 2012, respectively.

Inventory: The Company values inventory at standard cost for all of its locations except in the U.S., which generally reflects the most recent significant cost for manufacturing or purchased inventory. Standards are revalued from time to time to reflect the lower of cost (using a method that approximates the first-in, first-out method “FIFO”) or net realizable value. The Company’s U.S. location uses the average cost method for its inventory. The reserve for obsolescence and slow moving inventory is based upon Management’s review of inventory quantities on hand, usage and sales history.

Property, Plant, and Equipment: Property, plant, and equipment are stated at cost less accumulated depreciation and amortization. Major renewals and betterments are capitalized. Repairs and maintenance costs are expensed as incurred.

Depreciation for equipment commences once placed in service, and depreciation for buildings and leasehold improvements commences once they are ready for their intended use. Depreciable life is determined through economic analysis. Depreciation for financial statement purposes is provided on the straight-line method.

The estimated useful lives of classes of assets are as follows:

Life (Years)
Building and improvements	15—30
Machinery and equipment	3—15
Furniture and fixtures	5—7

ULTRA-PURE CHEMICAL BUSINESS OF OM GROUP, INC.

NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS

(In thousands)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Goodwill: The Company’s goodwill is associated with the initial acquisition by OMG from Rockwood during 2007. The carrying value of the Company’s goodwill is reviewed at least annually, and if this review indicates that it will not be recoverable, the Company’s carrying value of goodwill will be adjusted to fair value. Based on an assessment of qualitative factors it was determined that there were no events or circumstances that would lead the Company to a determination that is more likely than not that the fair value of the applicable reporting unit was less than its carrying value as of March 31, 2013 and December 31, 2012. Accordingly, the Company determined that as of March 31, 2013 and December 31, 2012, goodwill was not impaired. The change in carrying amount of goodwill is as follows:

Balance, January 1, 2013	$14,957
Effect of foreign currency translation	(362)

Balance, March 31, 2013	$14,595

Long-lived Assets: Long-lived assets, including property, plant and equipment, and intangible assets with defined lives, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. If a trigger event indicates a possible impairment, the determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. The measurement of an impairment loss for long-lived assets, where management expects to hold and use the asset, are based on the asset’s estimated fair value. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value.

Revenue Recognition: The Company’s chemical products are sold in the open market and revenue is recognized when realized and earned. The Company considers revenue to be realized and earned when services have been provided to the customer, the product has been delivered, the sales price has been fixed or is determinable and collection is reasonably assured. Delivery is not considered to have occurred until the customer takes title and assumes the risks and rewards of ownership, which is generally on the date of shipment.

Cost of Sales: Cost of sales includes inbound freight charges, purchasing and receiving costs, inspection costs and internal transfer costs. In the case of products manufactured by the Company, direct and indirect manufacturing costs (including depreciation and amortization) and associated plant administrative expenses are included as well as laid-in cost of raw materials consumed in the manufacturing process. The Company includes depreciation on our property, plant and equipment in cost of sales.

Distribution Expenses: These expenses include outbound freight, storage and handling expenses and other miscellaneous costs associated with product storage, handling and distribution.

Selling, General and Administrative Expenses: These expenses include selling expenses, corporate headquarters’ expenses, amortization of intangible assets and environmental regulatory support expenses.

Shipping and Handling Costs: Shipping and handling costs are included in cost of sales and distribution expenses. Inbound freight charges and internal transfer costs are included in cost of sales. Product storage and handling costs and the cost of distributing products to the Company’s customers are included in distribution expenses.

ULTRA-PURE CHEMICAL BUSINESS OF OM GROUP, INC.

NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS

(In thousands)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes: The Company files tax returns in France, Singapore and the United Kingdom. The U.S. files its tax return as part of a consolidated tax return with OM Group, Inc. For financial reporting purposes, the Company provides income taxes for the differences between the financial statement carrying amounts of assets and liabilities and their tax bases.

Foreign Currency Translation: The functional currency of the Company’s international operations is the respective foreign entity’s local currency. The translation adjustment resulting from the currency translation of the local currency to the Company’s reporting currency (U.S. Dollar) is included as a separate component of stockholders’ equity. The assets and liabilities have been translated from the local currency into U.S. Dollars using exchange rates in effect at the balance sheet dates. Results of operations have been translated using the average exchange rates during the year. Foreign currency translation resulted in a translation adjustment which is included in accumulated other comprehensive income (loss) in the combined statements of stockholders’ equity and statements of comprehensive income.

NOTE C—DETAIL OF CERTAIN BALANCE SHEET ACCOUNTS

Inventories consist of the following:

	March 31,	December 31,
	2013	2012
	(Unaudited)
Raw materials	$2,644	$2,530
Work in process	442	454
Supplies	394	703
Finished goods	6,459	6,947

	9,942	10,634
Less: reserve for obsolescence	(267)	(241)

	$9,675	$10,393

ULTRA-PURE CHEMICAL BUSINESS OF OM GROUP, INC.

NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS

(In thousands)

NOTE C—DETAIL OF CERTAIN BALANCE SHEET ACCOUNTS

Property, plant and equipment consist of the following:

	March 31,	December 31,
	2013	2012
	(Unaudited)
Land	$3,985	$4,106
Buildings and improvements	7,535	7,815
Machinery and equipment	31,190	31,593
Furniture and fixtures	1,337	1,370

	44,047	44,884
Less: accumulated depreciation and amortization	(23,868)	(23,698)

	20,179	21,186
Construction in progress	2,288	1,222

Property and equipment, net	$22,467	$22,408

Depreciation and amortization expense for the three months ended March 31, 2013 and 2012 was $1,013 and $851, respectively.

NOTE D—INTANGIBLE ASSETS

Intangible assets subject to amortization relate to customer relationships and are amortized over their estimated useful lives which are 15 years. As of March 31, 2013 and December 31, 2012, accumulated amortization was $6,581 and $6,274, respectively. Amortization expense was $306 for each of the three months ended March 31, 2013 and 2012.

NOTE E—INCOME TAXES

The Company’s operating results have been included in consolidated federal, state and local income tax returns as well as applicable income tax returns in non-U.S. jurisdictions filed by Ultra-Pure Chemical Business or as part of a consolidated filing group. The tax payments related to the returns were paid by Ultra-Pure Chemical Business or its affiliates to the extent the taxable losses or income was being utilized by an affiliate. However, the income tax expense reflected in the combined statement of income and deferred tax assets and liabilities reflected in the combined balance sheet have been prepared as if these amounts were computed on a separate return basis.

The Company records provisions for uncertain tax provisions in accordance with ASC Topic 740, which clarified the accounting for income taxes by prescribing the minimum recognition threshold that a tax position is required to meet before being recognized in the financial statements. The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. Based on an evaluation of tax years that remain open and subject to potential examinations, the Company determined that it had no additional significant unrecognized tax benefits and no interest or penalties as of March 31, 2013 and December 31, 2012.

ULTRA-PURE CHEMICAL BUSINESS OF OM GROUP, INC.

NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS

(In thousands)

NOTE F—SUBSEQUENT EVENTS

The Company evaluates events and transactions occurring after the balance sheet date but before the financial statements are issued. The Company evaluated such events and transactions through August 16, 2013 the date on which the financial statements were available for issuance. On May 31, 2013 the Company was acquired by KMG Chemicals, Inc.